SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 17, 2008
(Date of Report; Date of Earliest Event Reported)

BORDERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan	1-13740	38-3294588

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

100 Phoenix Drive, Ann Arbor, MI 48108
(Address of Principal Executive Offices)

734-477-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

        Effective January 17, 2008, the Board Of Directors of Borders Group, Inc. (the “Company”) appointed Richard “Mick” McGuire to the Company’s Board of Directors. McGuire is currently a partner at Pershing Square Capital Management, L.P. (“Pershing Square”). Pershing Square owns approximately 18 percent of the common stock of Borders (excluding economic interests held through total return swap agreements). On January 17, 2008, the Company issued a press release announcing McGuire’s appointment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        In connection with McGuire’s appointment to the Company’s Board, the Company and McGuire, on behalf of himself and Pershing Square, entered into a letter agreement (the “Letter Agreement”) setting forth certain undertakings by each of McGuire and Pershing Square for the benefit of the Company, including, among other things, with respect to certain confidentiality and regulatory issues. In addition, the Letter Agreement provides that for so long as McGuire serves on the Board, and for two weeks after any resignation by McGuire, Pershing Square will not cross the 20% beneficial ownership threshold (as beneficial ownership is defined in Rule 13d-3 of the Securities Exchange Act of 1934) with respect to the Company’s common stock (other than as a result of Company share repurchases) except after two weeks’ prior notice to the Company. This summary of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 5.03.   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

        On and effective as of January 17, 2007, the Board of Directors adopted the Fourth Amendment to the restated By-Laws of the Company. The purpose of the Fourth Amendment was to provide that Special Meetings of Stockholders, for any purpose or purposes, may be called by the Chief Executive Officer or by the Board of Directors acting pursuant to a resolution adopted by a majority of the entire Board of Directors, and shall be called by the Secretary upon the request of the holders of at least twenty-five percent (25%) of the shares of the Corporation outstanding and entitled to vote at the meeting. A copy of the Fourth Amendment to the Restated By-Laws of the Company is attached hereto as Exhibit 3.7 and is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibit No.	Description

3.7	Fourth Amendment to the Restated By-Laws of Borders Group, Inc.
99.1	Press Release, dated January 17, 2008
99.2	Letter Agreement among and between Borders Group, Inc. and Richard McGuire
(on behalf of himself and Pershing Square Capital Management, L.P.)

SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borders Group, Inc.
(Registrant)

Dated: January 18, 2008	By: /s/ Edward W. Wilhelm
Edward W. Wilhelm
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

3.7	Fourth Amendment to the Restated By-Laws of Borders Group, Inc.
99.1	Press Release, dated January 17, 2008
99.2	Letter Agreement among and between Borders Group, Inc. and Richard McGuire
(on behalf of himself and Pershing Square Capital Management, L.P.)